EXHIBIT 32.1
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                   CERTIFICATION PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report") of Community National Bancorporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned officer of the of the Registrant hereby certifies, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 31, 2006              By: /s/ Theron G. Reed
                                        -------------------------------------
                                        Theron G. Reed
                                        President and Chief Executive Officer
                                        (principal executive, financial and
                                         accounting officer